UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 26, 2008

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The description of the amendment to the Credit Agreement described below under Item 2.03 is incorporated in this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 26, 2008, Global Operating LLC, Global Companies LLC, Global Montello Group Corp., Glen Hes Corp. and Chelsea Sandwich LLC, as borrowers, Global Partners LP (the “Partnership”) and Global GP LLC, as guarantors, each lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer, entered into a Tenth Amendment to Credit Agreement and Limited Waiver (the “Amendment”) which amended the Credit Agreement dated October 4, 2005 (as amended, the “Credit Agreement”) and provided a limited waiver among the aforementioned parties.  The Amendment provided, among other matters, a limited waiver of a provision in the Credit Agreement as follows:

•                  Pursuant to the Credit Agreement, in each calendar year, the Outstanding Amount of all WC Revolver Loans which constitute Tranche I Loans (as such terms are defined in the Credit Agreement) shall not exceed $97.0 million for a period of ten consecutive calendar days (the “Borrowing Limitation Requirement”).  The borrowers have requested that the Administrative Agent and the Required Lenders (as defined in the Credit Agreement) waive the Borrowing Limitation Requirement for the calendar year ending December 31, 2008.  Upon the effectiveness of the Amendment as described therein, the Required Lenders and the Administrative Agent hereby waive the Borrowing Limitation Requirement contained in the Credit Agreement for the calendar year ending December 31, 2008.

All other material terms remain the same as disclosed in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2007 and the Partnership’s subsequent Current Reports on Form 8-K filed on June 17, 2008 and July 21, 2008. The Amendment is filed hereto as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibit

10.1

Tenth Amendment to Credit Agreement and Limited Waiver, dated as of September 26, 2008, among Global Operating LLC, Global Companies LLC, Global Montello Group Corp., Glen Hes Corp. and Chelsea Sandwich LLC, as borrowers, Global Partners LP and Global GP LLC, as guarantors, each lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP
	By:	Global GP LLC,
its general partner

Dated: October 1, 2008		By:	/s/ Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1

Tenth Amendment to Credit Agreement and Limited Waiver, dated as of September 26, 2008, among Global Operating LLC, Global Companies LLC, Global Montello Group Corp., Glen Hes Corp. and Chelsea Sandwich LLC, as borrowers, Global Partners LP and Global GP LLC, as guarantors, each lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer